UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	December 31, 2013

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 67.0%
$3,830	Banc of America Alternative Loan Trust, 16.578%, 9/25/35, CMO (b)(m)	$4,734,163
	Banc of America Funding Corp., CMO (m),
209	0.387%, 7/20/36	191,149
756	2.70%, 12/20/34	612,759
1,259	2.872%, 3/20/36	1,135,751
479	5.846%, 1/25/37	379,770
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 3/11/41, CMO (a)(d)(m)	1,984,991
7	Banc of America Mortgage Trust, 6.00%, 7/25/46, CMO	5,955
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a)(d)	747,775
3,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(d)(j)(m)	3,255,441
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (m),
610	2.702%, 7/25/36	508,338
369	2.767%, 3/25/35	360,146
1,012	2.831%, 2/25/34	995,864
	Bear Stearns ALT-A Trust, CMO (m),
502	2.466%, 4/25/35	425,505
196	2.55%, 11/25/35	151,909
312	2.708%, 9/25/35	274,516
	Bear Stearns Commercial Mortgage Securities Trust, CMO (m),
635	5.514%, 3/13/40 (a)(d)(j)	635,637
1,000	5.694%, 6/11/50 (j)	1,121,238
1,000	5.79%, 2/11/41 (a)(d)	1,014,637
	Bear Stearns Structured Products, Inc. Trust, CMO (m),
1,532	2.502%, 1/26/36	1,170,414
506	2.591%, 12/26/46	305,803
1,097	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(b)(d)(k) (acquisition cost - $618,246; purchased 11/18/09)	636,494
€2,507	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.452%, 11/13/47, CMO (m)	2,976,556
£2,261	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.785%, 12/14/48, CMO (m)	3,256,713
$707	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(b)(d)(g)(k) (acquisition cost - $750,247; purchased 1/9/06)	750,783
	Chevy Chase Funding LLC Mortgage-Backed Certificates, CMO (a)(d)(m),
269	0.465%, 8/25/35	245,395
18	0.505%, 10/25/34	15,637
1,308	Citigroup Mortgage Loan Trust, Inc., 2.971%, 3/25/37, CMO (m)	958,494
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.218%, 7/15/44, CMO (j)(m)	1,039,736
	Commercial Mortgage Trust (m),
77,000	0.133%, 10/10/46, IO (a)(d)	971,124
9,121	1.942%, 8/15/45, IO (b)(j)	1,008,203
760	5.908%, 7/10/46, CMO (a)(d)(j)	797,485
	Countrywide Alternative Loan Trust, CMO,
1,458	0.377%, 5/20/46 (m)	1,014,353
218	0.405%, 12/25/46 (m)	60,781
1,701	0.495%, 10/25/35 (m)	1,354,899
3,131	0.515%, 5/25/36 (m)	1,881,876
433	2.82%, 2/25/37 (m)	374,653
440	5.066%, 10/25/35 (m)	350,004
998	5.50%, 8/25/34	983,421
52	5.50%, 2/25/36	43,646
940	5.50%, 3/25/36	730,972
1,151	6.00%, 5/25/37	895,457
150	6.25%, 9/25/34	148,114
2,177	6.985%, 7/25/36, IO (m)	534,370
2,252	19.347%, 7/25/35 (b)(m)	2,970,853
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
325	0.405%, 3/25/36 (m)	258,743
2,034	0.485%, 3/25/35 (m)	1,752,405
222	0.555%, 2/25/35 (m)	161,808
2,849	2.40%, 2/20/36 (m)	894,743
253	2.479%, 10/20/35 (m)	186,388
449	2.546%, 10/20/35 (m)	379,777
552	2.826%, 8/25/34 (m)	503,570
570	2.959%, 3/25/37 (m)	383,284
1,128	5.001%, 10/20/35 (m)	935,633
80	5.50%, 8/25/35	75,352
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO (a)(d)(m)	2,593,713
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/16/39 (a)(d)(m)	979,394
395	6.00%, 11/25/36	403,246
2,000	6.032%, 2/15/41 (j)(m)	2,262,177
778	First Horizon Alternative Mortgage Securities Trust, 2.184%, 11/25/36, CMO (m)	577,626
1,747	First Horizon Mortgage Pass-Through Trust, 2.55%, 1/25/37, CMO (m)	1,503,356
	GE Capital Commercial Mortgage Corp., CMO (m),

1,000	5.167%, 7/10/45 (a)(d)	973,345
1,000	5.203%, 5/10/43 (j)	1,028,789
329	GMACM Mortgage Loan Trust, 3.345%, 6/25/34, CMO (m)	321,636
730	GS Mortgage Securities Trust, 5.979%, 8/10/43, CMO (a)(d)(m)	784,102
	GSR Mortgage Loan Trust, CMO,
257	2.648%, 9/25/35 (m)	255,452
310	2.773%, 5/25/35 (m)	279,212
529	2.783%, 4/25/35 (m)	506,123
255	5.50%, 6/25/36	240,596
	Harborview Mortgage Loan Trust, CMO (m),
40	0.466%, 4/19/34	36,832
171	2.514%, 11/19/34	140,296
78	2.699%, 2/25/36	62,733
47	5.027%, 8/19/36	39,139
739	5.329%, 6/19/36	543,219
752	HSI Asset Loan Obligation Trust, 2.674%, 1/25/37, CMO (m)	572,921
2	Impac CMB Trust, 0.805%, 10/25/33, CMO (m)	1,986
	IndyMac Index Mortgage Loan Trust, CMO (m),
2,409	0.435%, 6/25/37	776,243
71	0.445%, 3/25/35	64,024
953	2.465%, 6/25/37	625,619
76,047	JPMBB Commercial Mortgage Securities Trust, 0.155%, 11/15/45, IO (b)(j)(m)	1,629,915
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.307%, 5/15/41, CMO (a)(d)(m)	1,520,023
	JPMorgan Mortgage Trust, CMO,
499	2.734%, 5/25/36 (m)	437,086
1,638	2.756%, 4/25/37 (m)	1,281,002
149	5.50%, 1/25/36	140,996
118	5.50%, 6/25/37	116,521
	Luminent Mortgage Trust, CMO (m),
1,212	0.335%, 12/25/36	904,708
1,115	0.365%, 10/25/46	957,630
	MASTR Adjustable Rate Mortgages Trust, CMO (m),
1,315	2.527%, 11/25/35 (a)(d)	890,770
349	3.086%, 10/25/34	308,930
363	Merrill Lynch Alternative Note Asset Trust, 0.235%, 1/25/37, CMO (m)	170,806
221	Merrill Lynch Mortgage Investors Trust, 1.596%, 10/25/35, CMO (m)	214,697
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO (j)	1,090,638
	Morgan Stanley Capital I, Inc., CMO,
500	5.207%, 11/14/42 (m)	462,043
100	5.379%, 8/13/42 (a)(d)(m)	89,003
1,415	5.569%, 12/15/44 (j)	1,529,779
833	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(b)(d)(k) (acquisition cost - $800,335; purchased 4/6/11)	819,323
425	Opteum Mortgage Acceptance Corp., 0.435%, 7/25/36, CMO (m)	297,654
12,371	Prime Mortgage Trust, 6.385%, 11/25/36, CMO, IO (b)(m)	1,744,092
211	Provident Funding Mortgage Loan Trust, 2.655%, 10/25/35, CMO (m)	207,673
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO (a)(d)(m)	3,013,514
2,557	RBSSP Resecuritization Trust, 5.00%, 9/26/36, CMO (a)(d)	1,407,356
	Residential Accredit Loans, Inc., CMO,
536	3.131%, 12/26/34 (m)	451,228
1,383	3.777%, 1/25/36 (m)	1,034,061
777	6.00%, 9/25/35	635,612
584	6.00%, 8/25/36	444,750
186	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	193,642
	Structured Adjustable Rate Mortgage Loan Trust, CMO (m),
3,418	1.534%, 5/25/35	2,446,425
504	2.267%, 9/25/36	316,478
154	2.715%, 9/25/35	131,755
597	4.892%, 11/25/36	552,136
689	5.089%, 1/25/36	539,500
856	5.96%, 4/25/36	699,378
	Structured Asset Mortgage Investments II Trust, CMO (m),
619	0.395%, 2/25/36	477,309
517	0.445%, 2/25/36	401,575
282	Suntrust Adjustable Rate Mortgage Loan Trust, 2.807%, 1/25/37, CMO (m)	264,738
	Wachovia Bank Commercial Mortgage Trust, CMO,
273	4.982%, 2/15/35 (a)(d)	272,754
1,500	5.427%, 1/15/41 (a)(d)(m)	1,507,752
2,500	5.924%, 2/15/51 (j)(m)	2,813,658
1,000	WaMu Commercial Mortgage Securities Trust, 6.111%, 3/23/45, CMO (a)(d)(j)(m)	1,028,953
	WaMu Mortgage Pass-Through Certificates, CMO (m),
199	0.455%, 7/25/45	187,386
184	0.869%, 1/25/47	173,325
871	2.374%, 12/25/36	766,839
708	2.517%, 2/25/37	623,874
431	4.749%, 4/25/37	29,966
256	4.784%, 7/25/37	235,128
2,706	Washington Mutual Mortgage Pass-Through Certificates, 0.909%, 4/25/47, CMO (m)	588,974
805	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO	757,334
	WF-RBS Commercial Mortgage Trust, CMO, IO (m),
30,000	0.339%, 12/15/46 (b)	893,361

9,680	2.033%, 11/15/44 (a)(d)(j)	982,888
Total Mortgage-Backed Securities (cost-$81,194,059)		103,800,200

CORPORATE BONDS & NOTES - 38.2%
Airlines - 1.6%
	United Air Lines Pass-Through Trust (j),
1,791	6.636%, 1/2/24	1,897,945
463	10.40%, 5/1/18	524,987
		2,422,932
Auto Components - 0.1%
200	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(b)(d)(k) (acquisition cost - $200,000; purchased 10/29/13)	211,500

Banking - 8.2%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (h)(j)	221,099
€150	BPCE S.A., 9.25%, 4/22/15 (h)	219,768
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
1,000	6.875%, 3/19/20	1,562,610
$1,600	11.00%, 6/30/19 (a)(d)(h)	2,122,000
	Credit Agricole S.A. (h)(j),
£200	7.589%, 1/30/20	351,061
200	8.125%, 10/26/19	364,500
$1,100	Credit Suisse AG, 6.50%, 8/8/23 (a)(b)(d)(j)(k) (acquisition cost - $1,100,000; purchased 8/1/13)	1,172,875
2,800	Discover Bank, 7.00%, 4/15/20 (j)	3,257,120
£600	LBG Capital No. 1 PLC, 7.588%, 5/12/20	1,058,649
100	LBG Capital No. 2 PLC, 15.00%, 12/21/19	240,649
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	2,110,546
		12,680,877
Building Materials - 0.0%
470	Corporacion GEO S.A.B. de C.V., 9.25%, 6/30/20 (a)(d)(f)	70,500

Chemicals - 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	660,750

Coal - 1.0%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	794,000
	Mongolian Mining Corp.,
200	8.875%, 3/29/17 (a)(d)	159,000
700	8.875%, 3/29/17	556,500
		1,509,500
Commercial Services - 1.1%
1,500	PHH Corp., 9.25%, 3/1/16 (j)	1,713,750

Diversified Financial Services - 9.4%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(j)	845,000
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (j)	2,430,000
	Ford Motor Credit Co. LLC,
400	8.00%, 6/1/14	412,254
3,850	8.00%, 12/15/16 (j)	4,559,844
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	1,149,330
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(j)(k) (acquisition cost - $809,250; purchased 5/16/13 - 5/17/13)	796,000
	SLM Corp.,
200	3.014%, 2/1/14 (m)	200,092
1,000	8.00%, 3/25/20 (j)	1,136,250
1,250	8.45%, 6/15/18 (j)	1,460,937
	Springleaf Finance Corp. (j),
900	6.50%, 9/15/17	967,500
200	6.90%, 12/15/17	219,600
151	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(b)(d)(k) (acquisition cost - $151,000; purchased 7/30/13)	154,775
1,549	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(k) (acquisition cost - $253,622; purchased 11/20/12)	268,638
		14,600,220
Electric Utilities - 0.3%
500	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	532,500

Engineering & Construction - 1.4%
2,183	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (j)	2,232,340

Food & Beverage - 0.2%
341	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(b)(d)(j)(k) (acquisition cost - $346,070; purchased 7/23/13 - 7/24/13)	359,755

Household Products/Wares - 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	96,750

Insurance - 3.3%
4,565	American International Group, Inc., 5.60%, 10/18/16 (j)	5,090,299

Media - 0.5%
700	Radio One, Inc., 12.50%, 5/24/16 (j)	703,500

Metal Fabricate/Hardware - 0.3%
400	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(b)(d)(k) (acquisition cost - $400,000; purchased 11/26/13)	423,000

Oil & Gas - 3.1%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	3,234,463
357	Global Geophysical Services, Inc., 10.50%, 5/1/17	273,105
900	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(j)	927,000
	OGX Austria GmbH (a)(d)(f),
2,050	8.375%, 4/1/22	174,250
1,400	8.50%, 6/1/18	119,000
100	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(b)(d)(g)(k) (acquisition cost - $100,000; purchased 12/19/13)	99,805
		4,827,623
Paper & Forest Products - 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	30,975

Pipelines - 1.2%
	NGPL PipeCo LLC (a)(d),
100	7.768%, 12/15/37	86,000
1,500	9.625%, 6/1/19	1,473,750
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	333,000
		1,892,750
Real Estate Investment Trust - 1.5%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (j)	2,350,284

Retail - 1.8%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18 (j)	180,499
$2,329	CVS Pass-Through Trust, 5.88%, 1/10/28 (j)	2,527,423
		2,707,922
Telecommunications - 2.3%
1,410	GCI, Inc., 6.75%, 6/1/21 (j)	1,357,125
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(j)	2,130,000
		3,487,125
Transportation - 0.4%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(j)	594,000
30	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	19,200
		613,200
Total Corporate Bonds & Notes (cost-$55,445,120)		59,218,052

U.S. GOVERNMENT AGENCY SECURITIES - 16.7%
	Fannie Mae,
950	4.50%, 9/1/25 - 7/1/41, MBS (j)	1,010,530
1,157	5.885%, 3/25/37, CMO, IO (b)(m)	148,540
1,044	5.985%, 11/25/39, CMO, IO (b)(m)	158,068
12,000	6.00%, MBS, TBA, 30 Year (e)	13,311,565
2,952	6.00%, 8/1/34 - 11/1/36, MBS (j)	3,305,124
1,675	6.135%, 1/25/38, CMO, IO (j)(m)	196,815
1,193	6.215%, 3/25/37, CMO, IO (b)(m)	165,046
1,774	6.235%, 12/25/37, CMO, IO (j)(m)	212,155
547	6.245%, 6/25/37, CMO, IO (m)	71,193
1,061	6.275%, 4/25/37, CMO, IO (m)	145,442
2,243	6.285%, 4/25/37, CMO, IO (j)(m)	364,917
432	6.435%, 11/25/35, CMO, IO (m)	67,794
4,882	6.635%, 11/25/36, CMO, IO (j)(m)	798,162
179	7.00%, 12/25/23, CMO (j)	211,620
1,134	7.035%, 2/25/37, CMO, IO (b)(m)	184,786
48	7.50%, 6/1/32, MBS	51,859
10	7.80%, 6/25/26, ABS (m)	9,541
131	9.548%, 12/25/42, CMO (m)	152,052
320	13.97%, 8/25/22, CMO (b)(j)(m)	416,494
	Freddie Mac,
11,785	1.446%, 12/25/21, IO (b)(j)(m)	1,025,176
14,908	1.51%, 1/25/19, IO (b)(j)(m)	983,966

14,844	1.543%, 3/25/19, IO (b)(j)(m)	1,014,773
12,917	1.783%, 5/25/19, IO (b)(j)(m)	1,040,525
1,714	6.273%, 3/15/37, CMO, IO (b)(j)(m)	246,266
1,112	6.403%, 9/15/36, CMO, IO (b)(m)	152,399
2,344	6.413%, 9/15/36, CMO, IO (j)(m)	404,259
13	7.00%, 8/15/23, CMO	14,911
Total U.S. Government Agency Securities (cost-$25,818,220)		25,863,978

ASSET-BACKED SECURITIES - 11.2%
96	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)(g)	95,458
86	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.79%, 2/25/33 (m)	3,417
329	Bayview Financial Asset Trust, 1.115%, 12/25/39 (a)(d)(m)	264,276
	Bear Stearns Asset-Backed Securities Trust,
851	6.50%, 8/25/36	715,473
2,656	22.952%, 3/25/36 (b)(m)	2,971,568
1,492	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (m)	923,078
100	Carrington Mortgage Loan Trust, 0.315%, 8/25/36 (m)	59,457
236	Centex Home Equity, 0.615%, 6/25/35 (m)	198,089
	Citigroup Mortgage Loan Trust, Inc.,
285	0.325%, 1/25/37 (m)	150,726
887	5.972%, 1/25/37	564,669
499	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	409,029
	Countrywide Asset-Backed Certificates (m),
230	0.315%, 1/25/37	203,446
179	0.715%, 9/25/34 (a)(d)	167,904
63	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(k) (acquisition cost - $50,777; purchased 9/24/09)	64,977
968	EMC Mortgage Loan Trust, 1.105%, 5/25/39 (a)(d)(m)	916,488
2,358	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(k) (acquisition cost - $2,257,338; purchased 1/29/13)	2,328,410
	Lehman XS Trust,
569	5.376%, 5/25/37 (m)	576,598
538	5.42%, 11/25/35	530,082
326	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	328,818
177	Morgan Stanley ABS Capital I, Inc. Trust, 0.225%, 5/25/37 (m)	104,587
47	Quest Trust, 0.285%, 8/25/36 (a)(d)(m)	46,091
	Residential Asset Mortgage Products, Inc. (m),
83	0.845%, 3/25/33	72,939
125	5.572%, 6/25/32	115,987
236	Soundview Home Equity Loan Trust, 0.225%, 11/25/36, CDO (a)(d)(m)	89,860
	South Coast Funding VII Ltd. (a)(d)(m),
17,096	0.503%, 1/6/41, CDO	3,997,144
607	0.503%, 1/6/41, CDO (b)(k) (acquisition cost - $120,190; purchased 8/16/12 - 11/8/12)	141,808
	Structured Asset Securities Corp. (m),
629	0.315%, 5/25/36	575,721
741	0.465%, 6/25/35	641,048
136	Washington Mutual Asset-Backed Certificates, 0.225%, 10/25/36 (m)	56,403
Total Asset-Backed Securities (cost-$15,935,447)		17,313,551

U.S. TREASURY OBLIGATIONS - 7.4%
	U.S. Treasury Notes,
10,400	0.25%, 1/15/15	10,409,339
1,000	1.50%, 8/31/18	994,492
Total U.S. Treasury Obligations (cost-$11,412,832)		11,403,831

SENIOR LOANS - 1.4%
Diversified Financial Services - 0.7%
1,100	Springleaf Financial Funding Co., 4.75%, 9/30/19, Term B2 (a)(c)	1,115,125

Hotels/Gaming - 0.7%
1,000	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(k) (acquisition cost - $959,464; purchased 5/1/12 - 7/10/12)	1,105,000
Total Senior Loans (cost-$2,071,966)		2,220,125

MUNICIPAL BONDS - 0.9%
West Virginia - 0.9%
1,775	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,671,707)	1,380,613

Shares
PREFERRED STOCK - 0.3%
Banking - 0.3%
4,000	AgriBank FCB, 6.875%, 1/1/24 (a)(b)(d)(h)(k)(l) (acquisition cost - $400,000; purchased 10/29/13) (cost-$400,000)	394,875

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
1,975	Alion Science and Technology Corp. (a)(d)(o) (cost-$20)	20

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 6.1%
U.S. Treasury Obligations - 4.5%
$2,370	U.S. Treasury Bills, 0.099%, 10/16/14 (i)(n)	2,368,701
	U.S. Treasury Notes,
1	0.125%, 7/31/14	1,000
691	0.25%, 9/15/14	691,635
500	0.50%, 8/15/14	501,211
3,329	0.50%, 10/15/14	3,338,624
Total U.S. Treasury Obligations (cost-$6,900,512)		6,901,171

Repurchase Agreements - 1.6%
1,500	JPMorgan Securities, Inc., dated 12/31/13, 0.05%, due 1/2/14, proceeds $1,500,004; collateralized by Freddie Mac, 2.255%, due 12/5/22, valued at $1,537,928 including accrued interest	1,500,000
985	State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $985,000; collateralized by Freddie Mac, 2.08%, due 10/17/22, valued at $1,004,825 including accrued interest	985,000
Total Repurchase Agreements (cost-$2,485,000)		2,485,000
Total Short-Term Investments (cost-$9,385,512)		9,386,171

Contracts
OPTIONS PURCHASED (o)- 0.0%
Put Options - 0.0%
150	S&P 500 Index Futures, (CME), strike price $1,715.00, expires 1/17/14 (cost-$225,386)	76,875

Total Investments, before options written (cost-$203,560,269) (p)-149.2%		231,058,291

OPTIONS WRITTEN (o)- (1.1)%
Call Options - (1.1)%
150	S&P 500 Index Futures, (CME), strike price $1,805.00, expires 1/17/14 (premiums received-$749,614)	(1,650,000)

Total Investments, net of options written (cost-$202,810,655)-148.1%		229,408,291
Other liabilities in excess of other assets-(48.1)%		(74,459,690)
Net Assets-100.0%		$154,948,601

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $53,172,023, representing 34.3% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after December 31, 2013.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $3,274,456, representing 2.1% of net assets.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)	Restricted. The aggregate acquisition cost of such securities is $9,316,539. The aggregate value is $9,728,018, representing 6.3% of net assets.

(l)	Dividend rate is fixed until the first call date and variable thereafter.

(m)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(n)	Rates reflect the effective yields at purchase date.

(o)	Non-income producing.

(p)

At December 31, 2013, the cost basis of portfolio securities (before options written) for federal income tax purposes was $203,925,642. Gross unrealized appreciation was $32,402,469; gross unrealized depreciation was $5,269,820; and net unrealized appreciation was $27,132,649. The difference between book and tax cost was attributable to wash sale loss deferrals.

(q)	Futures contracts outstanding at December 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	E-mini S&P 500 Index	162	$14,913	3/21/14	$540,089
	S&P 500 Index	126	57,995	3/20/14	2,143,251
					$2,683,340

(r)	Transactions in options written for the nine months ended December 31, 2013:

	Contracts	Premiums
Options outstanding, March 31, 2013	183	$900,805
Options written	1,465	8,274,835
Options terminated in closing transactions	(1,319)	(7,397,236)
Options expired	(179)	(1,028,790)
Options outstanding, December 31, 2013	150	$749,614

(s)	Credit default swap agreements outstanding at December 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)		Termination Date	Payments Made	Value(5)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000		†	10/20/20	(2.15)%	$51,780	$—	$51,780
Goldman Sachs:
CIFC	478		†	10/20/20	(4.50)%	19,520	—	19,520
TELOS	1,500		†	10/11/21	(5.00)%	29,358	—	29,358
						$100,658	$—	$100,658

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)		Termination Date	Payments Received	Value(5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$521		†	7/25/33	6.25%	$(231,200)	$—	$(231,200)
Morgan Stanley:
Morgan Stanley Dean Witter	156	2.89%		8/25/32	3.23%	5,744	(2,931)	8,675
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	3,010		†	7/25/45	0.32%	(781,546)	(1,771,931)	990,385
Markit ABX.HE AAA 07-1	2,656	†		8/25/37	0.09%	(826,499)	(1,314,832)	488,333
						$(1,833,501)	$(3,089,694)	$1,256,193

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(t)	Interest rate swap agreements outstanding at December 31, 2013:

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Deutsche Bank (CME)	$125,000	6/19/23	3-Month USD-LIBOR	2.75%	$(2,636,192)	$(4,171,909)
Deutsche Bank (CME)	11,600	6/19/23	3-Month USD-LIBOR	2.75%	(244,639)	(158,219)
Goldman Sachs (CME)	200,000	6/19/23	3-Month USD-LIBOR	2.75%	(4,217,908)	(5,494,070)
Goldman Sachs (CME)	385,000	6/18/24	3.00%	3-Month USD-LIBOR	10,667,357	5,470,257
					$3,568,618	$(4,353,941)

(u)	OTC total return swap agreements outstanding at December 31, 2013:

Pay/Receive Total Return on Reference Index	Reference Index	# of Units	Floating Rate	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation (Depreciation)
Receive	MSCI Daily Total Return EAFE	15,081	1-Month USD-LIBOR less 0.05%	$65,647	3/31/14	Credit Suisse First Boston	$11,559,484

*	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(v)	Forward foreign currency contracts outstanding at December 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
2,855,471 British Pound settling 1/2/14	Barclays Bank	$4,648,706	$4,728,516	$79,810
2,564,869 Euro settling 1/2/14	BNP Paribas	3,526,694	3,528,488	1,794
Sold:
247,000 Australian Dollar settling 1/6/14	Societe Generale	225,522	220,503	5,019
2,855,471 British Pound settling 2/4/14	Barclays Bank	4,647,644	4,727,511	(79,867)
359,881 British Pound settling 1/2/14	Citigroup	590,405	595,945	(5,540)
2,495,590 British Pound settling 1/2/14	Credit Suisse First Boston	4,041,462	4,132,571	(91,109)
2,564,869 Euro settling 2/4/14	BNP Paribas	3,526,617	3,528,436	(1,819)
105,000 Euro settling 2/4/14	Citigroup	144,100	144,446	(346)
2,564,869 Euro settling 1/2/14	Credit Suisse First Boston	3,468,900	3,528,488	(59,588)
14,343,184 Japanese Yen settling 2/18/14	HSBC Bank	144,440	136,227	8,213
189,168 Swedish Krona settling 2/13/14	UBS	28,589	29,390	(801)
164,036 Swiss Franc settling 2/13/14	UBS	177,988	183,945	(5,957)
				$(150,191)

(w)

At December 31, 2013, the Fund held $11,250,000 in cash as collateral and pledged cash collateral of $13,083,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Cash collateral of $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(x)	Open reverse repurchase agreements at December 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.45%	12/16/13	3/17/14	$1,289,908	$1,289,635
	0.50	10/24/13	1/23/14	3,465,366	3,462,000
	0.50	12/20/13	3/19/14	920,166	920,000
	0.65	10/17/13	1/21/14	3,060,249	3,056,000
	0.65	10/22/13	1/21/14	2,416,180	2,413,000
	0.65	10/25/13	1/21/14	1,723,144	1,721,000
	0.65	11/26/13	2/13/14	2,185,459	2,184,000
	0.65	12/20/13	3/19/14	2,277,534	2,277,000
	0.67	12/11/13	1/13/14	775,317	775,000
	0.67	12/13/13	1/13/14	4,267,587	4,266,000
Credit Suisse First Boston	0.75	11/8/13	2/4/14	200,095	199,873
	0.85	11/8/13	2/4/14	166,268	166,059
Deutsche Bank	(0.25)	5/16/13	5/15/15	715,850	717,000
	0.50	10/28/13	1/28/14	592,543	592,000
	0.52	11/7/13	2/5/14	2,072,675	2,071,000
	0.52	11/29/13	2/28/14	4,886,399	4,884,000
	0.52	12/3/13	2/28/14	3,138,473	3,137,000
	0.59	10/28/13	1/28/14	202,219	202,000
	0.59	10/28/13	1/29/14	1,579,707	1,578,000
	0.59	11/7/13	2/5/14	4,796,398	4,792,000
	0.59	11/21/13	2/14/14	596,410	596,000
	0.59	12/3/13	2/28/14	779,383	779,000
Goldman Sachs	0.18	12/11/13	1/13/14	4,195,461	4,195,000
Morgan Stanley	0.55	11/12/13	2/4/14	722,739	722,193
	1.15	11/4/13	2/4/14	4,834,094	4,825,000
	1.15	12/16/13	1/15/14	4,331,351	4,329,000
Royal Bank of Canada	0.45	12/2/13	3/3/14	3,240,255	3,239,000
	0.47	10/25/13	1/29/14	2,178,961	2,177,000
	0.48	12/3/13	3/3/14	3,050,220	3,049,000
	0.56	12/3/13	2/26/14	853,398	853,000
	1.07	12/16/13	1/16/14	4,293,168	4,291,000
	1.27	12/16/13	1/16/14	3,477,084	3,475,000
					$73,232,760

(y)

The weighted average daily balance of reverse repurchase agreements during the nine months ended December 31, 2013 was $64,434,587 at a weighted average interest rate of 0.55%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2013 was $80,828,851.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded OTC are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$102,230,094	$1,570,106	$103,800,200
Corporate Bonds & Notes:
Airlines	—	—	2,422,932	2,422,932
Oil & Gas	—	4,727,818	99,805	4,827,623
All Other	—	51,967,497	—	51,967,497
U.S. Government Agency Securities	—	25,863,978	—	25,863,978
Asset-Backed Securities	—	14,889,683	2,423,868	17,313,551
U.S. Treasury Obligations	—	11,403,831	—	11,403,831
Senior Loans:
Diversified Financial Services	—	1,115,125	—	1,115,125
Hotels/Gaming	—	—	1,105,000	1,105,000
Municipal Bonds	—	1,380,613	—	1,380,613
Preferred Stock	—	394,875	—	394,875
Warrants	—	20	—	20
Short-Term Investments	—	9,386,171	—	9,386,171
Options Purchased:
Market Price	—	76,875	—	76,875
	—	223,436,580	7,621,711	231,058,291
Investment in Securities - Liabilities
Options Written, at value:
Market Price	—	(1,650,000)	—	(1,650,000)
Other Financial Instruments* - Assets
Credit Contracts	—	1,588,051	—	1,588,051
Foreign Exchange Contracts	—	94,836	—	94,836
Interest Rate Contracts	—	5,470,257	—	5,470,257
Market Price	2,683,340	11,559,484	—	14,242,824
	2,683,340	18,712,628	—	21,395,968
Other Financial Instruments* - Liabilities
Credit Contracts	—	(231,200)	—	(231,200)
Foreign Exchange Contracts	—	(245,027)	—	(245,027)
Interest Rate Contracts	—	(9,824,198)	—	(9,824,198)
	—	(10,300,425)	—	(10,300,425)
Totals	$2,683,340	$230,198,783	$7,621,711	$240,503,834

At December 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 12/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$1,993,826	$53,996	$(538,130)	$(3,336)	$10,989	$52,761	$—	$—	$1,570,106
Corporate Bonds & Notes:
Airlines	2,734,042	—	(226,585)	—	—	(84,525)	—	—	2,422,932
Oil & Gas	—	100,000	—	—	—	(195)	—	—	99,805
Asset-Backed Securities	7,120,443	—	(643,960)	112,741	353,156	(379,560)	—	(4,138,952)	2,423,868
Senior Loans:
Hotels/Gaming	1,305,000	—	(200,000)	7,041	7,547	(14,588)	—	—	1,105,000
Totals	$13,153,311	$153,996	$(1,608,675)	$116,446	$371,692	$(426,107)	$—	$(4,138,952)	$7,621,711

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2013:

	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$750,783	Benchmarked Pricing	Security Price Reset	$106.12
	819,323	Third-Party pricing vendor	Single Broker Quote	$98.40
Corporate Bonds & Notes	2,422,932	Third-Party pricing vendor	Single Broker Quote	$106.00-$113.50
	99,805	Benchmarked Pricing	Security Price Reset	$99.81
Asset-Backed Securities	2,423,868	Benchmarked Pricing	Security Price Reset	$98.76-$99.76
Senior Loans	1,105,000	Third-Party pricing vendor	Single Broker Quote	$110.50

* Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at December 31, 2013 was $207,533.

Glossary:

ABS - Asset-Backed Securities

ABX.HE - Asset-Backed Securities Index Home Equity

£ - British Pound

CDO - Collateralized Debt Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

EAFE - Europe and Australia, Far East Equity Index

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

MBS - Mortgage-Backed Securities

MSCI - Morgan Stanley Capital International

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TBA - To Be Announced

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel President & Chief Executive Officer

Date: February 21, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel President & Chief Executive Officer

Date: February 21, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: February 21, 2014